Exhibit 10.1

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”), dated as of August 13, 2024, is entered into between PSQ Holdings, Inc., a Delaware corporation (the “Company”), and each investor named on the signature pages hereto (each an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth herein, the Company wishes to issue and sell to the Investors, and the Investors wish to purchase from the Company, convertible promissory notes in the form set forth on Exhibit A hereto (the “Notes”) in exchange for the consideration (the “Consideration”) set forth on the applicable Investor’s signature page hereto.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in this Section 1.

1.1 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.2 “Lock-Up Agreement” means the Lock-Up Agreement, entered into on the date hereof, by and between the Company and the Investors, the form of which is attached hereto as Exhibit B.

1.3 “Note” means the promissory note issued to the Investor pursuant to Section 2, the form of which is attached hereto as Exhibit A.

1.4 “Note Securities” means the Notes, and the Shares underlying the Notes.

1.5 “Registration Rights Agreement” means the Registration Rights Agreement, entered into on the date hereof, by and among the Company and the other parties thereto, the form of which is attached hereto as Exhibit C.

1.6 “Securities Act” means the Securities Act of 1933, as amended.

1.7 “SEC Reports” means, collectively, each report filed by the Company with the SEC through the date of this Agreement.

2. Purchase and Sale of Note. In exchange for the Consideration paid by the Investor, the Company will sell and issue the Note to the Investor. The Note will have a principal balance equal to the Consideration paid by the Investor for such Note, as set forth on the Investor’s signature page hereto and will accrue interest as set forth under the terms of the Note.

3. Reserved.

4. Closing.

4.1 The closing of the sale of the Notes in return for the Consideration paid by the Investors (the “Closing” and the date thereof, the “Closing Date”) will take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and the Investors agree upon orally or in writing. At the Closing, the Investors will deliver the Consideration to the Company and, in return therefor, the Company will deliver the Notes to the Investors.

4.2 The Company shall provide written notice (which may be via email) to Investors (the “Closing Notice”) that the Company reasonably expects the Closing to occur on a date specified in the notice (the “Scheduled Closing Date”), which Closing Notice shall contain the Company’s wire instructions. Prior to the Scheduled Closing Date (unless otherwise agreed to in writing by the Company), each Investor will make a wire transfer payment of United States dollars in immediately available funds in the full amount of the applicable portion of the Consideration of the Notes being purchased by such Investor. Upon the Closing, the Company shall deliver to the Investors the Notes, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws or those incurred by Investor), in book-entry form as set forth in Section 4.3 below.

4.3 Promptly after the Closing, the Company shall deliver (or cause the delivery of) the Notes to the Investors in book-entry form with restrictive legends, as set forth in Section 9.11 below.

4.4 The failure of the Closing to occur on the Scheduled Closing Date shall not terminate this Agreement or otherwise relieve either party of any of its obligations hereunder; any such termination will occur solely pursuant to Section 9.7 below.

5. Closing Conditions.

5.1 The Closing is subject to the satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

(a) no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred and be continuing;

(b) no governmental authority of competent jurisdiction with respect to the sale of the Note Securities shall have enacted, rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(c) the Shares issuable upon exercise of the Notes shall have been approved for listing on the New York Stock Exchange (“NYSE”), subject to official notice of issuance.

5.2 The obligations of the Company to consummate the Closing are also subject to the satisfaction or valid waiver by the Company of the additional conditions that, on the Closing Date:

(a) all representations and warranties of the Investors contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by the Investors of each of the representations, warranties and agreements of the Investors contained in this Agreement as of the Closing Date; and

(b) Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to Closing.

5.3 The obligations of the Investor to consummate the Closing are also subject to the satisfaction or valid waiver by the Investor of the additional conditions that, on the Closing Date:

(a) all representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of such party contained in this Agreement as of the Closing Date; and

(b) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to Closing.

6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

6.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

6.2 All corporate action required to be taken by the Company’s Board of Directors in order to authorize the Company to enter into this Agreement and to issue the Notes at the Closing has been taken by the Company’s board of directors. This Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

6.3 The shares of Class A common stock of the Company (the “Shares”) issuable upon conversion of the Notes have been duly authorized and, when issued and delivered to the Investor in accordance with the terms of the Notes, will be free and clear of any liens or other restrictions whatsoever (other than any liens or restrictions imposed by applicable securities laws), and will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s organizational documents or applicable law.

6.4 Assuming the accuracy of the Investor’s representations and warranties in Section 7, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions that are the subject of this Agreement in compliance herewith will be done in accordance with the rules of the NYSE, and none of the foregoing will result in (i) a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would have a (A) material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Company or (B) materially affect the validity of the Notes or the legal authority or ability of the Company to perform in all material respects its obligations under the terms of this Agreement (each, a “Material Adverse Effect”); (ii) any violation of the provisions of the organizational documents of the Company; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect.

6.5 Assuming the accuracy of the Investor’s representations and warranties in Section 7, in connection with the offer, sale and delivery of the Notes in the manner contemplated by this Agreement, it is not necessary to register the Notes under the Securities Act. The Notes (i) were not offered to the Investor by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

6.6 Except as disclosed in the SEC Reports, as of their respective dates, all reports filed or required to be filed by the Company with the SEC complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed as of the time of the execution of this Agreement, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in the SEC Reports, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods presented, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the absence of complete footnotes. Except as disclosed in the SEC Reports or as would not have a Material Adverse Effect, the Company has timely filed with the SEC each SEC Report that the Company was required to file with the SEC. A copy of each SEC Report is available to the Investor via the SEC’s EDGAR system.

6.7 Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding by or before any governmental or other regulatory or self-regulatory agency, entity or body with authority or jurisdiction over the Company, pending, or, to the knowledge of the Company, threatened in writing against the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company.

6.8 The Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE. As of the date hereof, and except as disclosed in the SEC Reports, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company by the NYSE or the SEC (and PSQH has not received any written notification of any intention by the NYSE or the SEC) to deregister such Shares or prohibit or terminate the listing of the Shares on the NYSE. The Company has taken no action intended to result in, or that would reasonably be expected to result in, the termination of the registration of such Shares under the Exchange Act.

6.9 The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Agreement, including the issuance of the Notes (other than: (i) filings with the SEC; (ii) filings required by applicable state securities laws; (iii) those required by the NYSE, including with respect to obtaining approval of the Company’s stockholders; (iv) filings pursuant to applicable antitrust laws; and (v) consents or other approvals, waivers or authorizations required for the consummation of the transactions contemplated by this Agreement that the Company reasonably expects to receive on or prior to the Closing), in each case the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

7. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

7.1 The Investor has full power and authority (and, if the Investor is an individual, the capacity) to enter into this Agreement and to perform all obligations required to be performed by it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action, and no further consent or authorization of the Investor or its governing board, trustee or any other person or entity, is required. This Agreement has been duly authorized, executed and delivered by the Investor, and when executed and delivered by the Investor, will constitute the Investor’s valid and legally binding obligation, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. If the Investor is a corporation, partnership, trust or other entity, the person signing this Agreement on behalf of such entity has been duly authorized to do so.

7.2 The execution, delivery and performance by the Investor of this Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any law, statute, rule or regulation applicable to the Investor, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the Investor’s organizational documents. The signature on this Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual the signatory has been duly authorized to execute the same, and this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms

7.3 The Investor acknowledges that this Agreement is made in reliance upon the Investor’s representation to the Company, which the Investor confirms by executing this Agreement, that the Note Securities are being acquired for investment for the Investor’s own account, not as a nominee or agent (unless otherwise specified on the Investor’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any Note Securities. If other than an individual, the Investor also represents it has not been organized solely for the purpose of acquiring any of the Note Securities.

7.4 The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Notes. Without limiting the generality of the foregoing, the Investor acknowledges that, it has received and reviewed the SEC Reports. The Investor represents and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Note Securities. The Investor has conducted its own investigation of the Company and the Note Securities, and the Investor has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Note Securities. The Investor acknowledges that the Investor shall be responsible for any of the Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Agreement. The Investor acknowledges that it has reviewed the documents made available to the Investor by the Company. The Investor further acknowledges that the information contained in the SEC Reports is subject to change, and that any changes to the information contained in the SEC Reports shall in no way affect the Investor’s obligations hereunder, except as otherwise provided herein.

7.5 The Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Notes or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the SEC Reports.

7.6 The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Note Securities, including those set forth in the SEC Reports. The Investor is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Note Securities, and the Investor has sought such accounting, legal and tax advice as Investor has considered necessary to make an informed investment decision. The Investor (i) is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Note Securities. The Investor has determined based on its own independent review and such professional advice as it deems appropriate that the Note Securities (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Investor, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which the Investor is bound and (v) are a fit, proper and suitable investment for the Investor, notwithstanding the substantial risks inherent in investing in or holding the Note Securities.

7.7 The Investor is (x) a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached as Exhibit D hereto, and (y) is acquiring the Note Securities only for his, her or its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Investor is not an entity formed for the specific purpose of acquiring the Note Securities.

7.8 The Investor understands that the Note Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Note Securities will not be registered under the Securities Act. The Investor understands that the Note Securities may not be resold, transferred, pledged (except in ordinary course prime brokerage relationships to the extent permitted by applicable law) or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates (if any) or any book entries representing the Note Securities delivered at the Closing shall contain a legend or restrictive notation to such effect. The Investor acknowledges that the Note Securities will not immediately be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The Investor understands and agrees that the Note Securities, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily resell the Note Securities and may be required to bear the financial risk of an investment in the Note Securities for an indefinite period of time. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Note Securities. The Investor also understand and acknowledges that separate and apart from the foregoing, the Note Securities shall also be subject to the terms and restrictive trading provisions set forth in the Lock-Up Agreement during any such period as such restrictions remain in place in accordance with the terms of the Lock-Up Agreement.

7.9 The Investor acknowledges that, other than those representations, warranties, covenants and agreements of the Company included in this Agreement, there have been no representations, warranties, covenants and agreements made to the Investor by the Company, or any of its respective officers or directors or other representatives, expressly or by implication. Except for the representations, warranties and agreements of the Company expressly set forth in this Agreement, the Investor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Note Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including all business, legal, regulatory, accounting, credit and tax matters.

7.10 The Investor understands that no public market now exists for the Note Securities and that the Company has made no assurances that a public market will ever exist for the Note Securities.

7.11 The Investor acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

7.12 The Investor, and its officers, directors, employees, agents, members or partners have not either directly or indirectly, including through a broker or finder solicited offers for or offered or sold the Note or any other securities of the Company by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. The Investor acknowledges that neither the Company nor any other person offered to sell the Note Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

7.13 If the Investor is an individual, the Investor resides in the state or province identified in the address shown on the Investor’s signature page hereto. If the Investor is a partnership, corporation, limited liability company, trust or other entity, the Investor’s principal place of business is located in the state or province identified in the address shown on the Investor’s signature page hereto.

7.14 If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Note Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Note Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, exchange, redemption, sale, or transfer of the Note Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Note Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction. The Investor acknowledges that the Company has taken no action in foreign jurisdictions with respect to the Note Securities.

7.15 Neither the Investor, nor, to the extent it has them, any of its trustees, equity holders, managers, general or limited partners, directors, affiliates, trust beneficiaries or executive officers (collectively with Investor, and including, without limitation, Davis Pilot III, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Investor has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of the Note Securities by the Investor will not subject the Company to any Disqualification Event.

7.16 The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby will not, (i) result in a violation of the organizational documents (including any trust documents) maybe of the Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor.

7.17 The Investor has, and on each date any portion of the aggregate Consideration for the Note would be required to be funded to the Company pursuant to this Agreement that occurs after the date of its execution will have, sufficient immediately available funds to pay the aggregate Consideration for the Note.

8. Further Agreements.

8.1 Registration Rights. The Investor shall have the registration rights set forth in the Registration Rights Agreement with regard to the Shares.

9. Miscellaneous.

9.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties; provided, however, that the Company may not assign its obligations under this Agreement without the written consent of the Investor. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

9.2 Choice of Law. This Agreement shall be construed and governed by the laws of the State of Delaware (and as applicable, the federal laws of the United States), without giving effect to its conflicts of law principles. Each of the Company and the Investor (each, a “Party” and, collectively, the “Parties”) hereby (i) irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Delaware (and appellate courts thereof) (the “Specified Courts”) in connection with any litigation, dispute, claim, legal action or other legal proceeding (a “Proceeding”) arising out of or relating to this Agreement, (ii) waives and covenants not to and covenants not to assert or plead, by way of motion, as a defense or otherwise, in any such Proceeding, any claim that such Party is not subject personally to the jurisdiction of the Specified Courts, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by any Specified Court, (iii) agrees not to challenge such jurisdiction or venue by reason of any offsets or counterclaims in any such Proceeding and (iv) agrees that any service of any process, summons, notice or document sent by U.S. registered mail to such Party’s address set forth on the applicable signature page of this Agreement shall be effective service of process for any Proceeding brought against such Party in any Specified Court. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LEGAL ACTION OR PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT.

9.3 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5 Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address or other address as subsequently modified by written notice given in accordance with this Section 9.5).

9.6 Expenses. Each party will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

9.7 Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of the mutual written agreement of each of the parties hereto to terminate this Agreement; or (b) written notice by either party to the other party to terminate this Agreement if the transactions contemplated by this Agreement are not consummated on or prior to August 30, 2024; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Upon the termination of this Agreement in accordance with this Section 9.7, the Company shall cause any amount of Consideration previously deposited with the Company by the Investor to be promptly returned to Investor.

9.8 Entire Agreement; Amendments and Waivers. This Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement or the Note may be amended and the observance of any term of this Agreement or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Investor. Any waiver or amendment effected in accordance with this Section 9.8 will be binding upon each party to this Agreement and each holder of a Note purchased under this Agreement then outstanding and each future holder of all such Note.

9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provisions were so excluded and this Agreement will be enforceable in accordance with its terms.

9.10 Notices. All notices, consents and waivers under this Agreement shall be in writing and may be delivered in person, by email (with affirmative confirmation of receipt), by reputable, nationally recognized overnight courier service or by registered or certified mail, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice): (i) if to the Company, as set forth immediately below, and (iii) if to the Investor, to its address as set forth under its name on the signature page hereto.

If to PSQ, to:	with a copy (which will not constitute notice) to:

PSQ Holdings, Inc.	Nelson Mullins Riley & Scarborough LLP
250 S Australian Avenue	101 Constitution Ave, NW, Suite 900
Suite 1300	Washington, DC 20001
West Palm Beach, FL 33401	Attn: Jon Talcott
Attn: Michael Seifert	E-mail: jon.talcott@nelsonmullins.com
Email: michael@publicsq.com

9.11 Legends.

(a) Legends. The Investor understands and acknowledges that the Note may bear the following legend:

THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

9.12 No Reliance. The Investor acknowledges that it is not relying upon any person, firm, corporation or member, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company.

9.13 Further Assurances. From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Agreement and the Note and any agreements executed in connection herewith or therewith.

9.14 Independent Nature of Investor’s Obligations and Rights. Nothing contained herein, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor as part of any partnership, association, joint venture or any other kind of entity, or create a presumption that the Investor is in any way acting in concert or as a group with respect to the Investor’s obligations hereunder and the obligations of any other investor that a purchaser of securities of the Company offered contemporaneously herewith. The Investor has been represented by its own separate legal counsel in its review and negotiation of this Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

COMPANY:

PSQ HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael Seifert
Name:	Michael Seifert
Title:	Chief Executive Officer

Address:

250 S Australian Avenue
Suite 1300
West Palm Beach, FL 33401

Email Address:

michael@publicsq.com

INVESTOR SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Note Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Investor: Fountain Ripple V, LLC

Signature of Authorized Signatory of Investor:__________________________________________________

Name of Authorized Signatory: W. Davis Pilot III

Title of Authorized Signatory: Manager

Address for Notice to Investor:

_______________________________________________________________________________

_______________________________________________________________________________

Attention:_______________________________________________________________________

Email:___________________________________________________________________________

Telephone No.:____________________________________________________________________

Address for Delivery of Note to Investor (if not same as address for notice):

Consideration: $ 10,000,000.00

EIN Number:_________________________________

Exhibit A

Form of Note

Exhibit B

Form of Lock-Up Agreement

Exhibit C

Form of Registration Rights Agreement

Exhibit D

Accredited Investor Questionnaire

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED NOTE PURCHASE AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM PSQ HOLDINGS, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Joinder Agreement.

(1)	General Information Regarding Investor(s)

(a)	Name of Investor:

Additional Investor:
(i.e., Joint Tenant)

(b)	If a corporation or other entity,

type of entity (i.e., corporation,
partnership, trust, etc.)
and address of principal
place of business:

Telephone number:
Facsimile number:
E-Mail Address:

(c)	If individual, home address:

Telephone number:
Facsimile number:
E-Mail Address:

(d)	Taxpayer Identification No.
or Social Security No.:

(e)	Tax year end of Investor:

(f)	If a corporation or other entity,
nature of business:

(g)	If a corporation or other entity,
date and jurisdiction of formation:

(h)	If a corporation or other entity,
number of equity owners:

(2)	Information Regarding Corporate Officer or Other Authorized Person Executing This Questionnaire on Behalf of Investor (Complete as applicable)

Name:

Current position or title:

(3)	Financial Industry Regulatory Authority (“FINRA”) Affiliation.

Are you affiliated or associated with a member of FINRA (please check one):

YES	NO

If Yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

*If Investor is a Registered Representative with a member of FINRA, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA firm acknowledges receipt of the notice required by the Conduct Rules of FINRA.

_________________________________

Name of FINRA Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

(4)	Accredited Investor Status

The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse or spousal equivalent, presently exceeds $1,000,000.

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of the Investor’s primary home).

For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of the Investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse or spousal equivalent in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

In determining individual “income,” the Investor should add to the Investor’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

Category C ___	The undersigned is a director or executive officer of the Company, which is issuing and selling the Securities.

Category D ___	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E ___	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

Category F ___	The undersigned is either an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000 (describe entity);

Category G ___	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___	The undersigned is a natural person holding in good standing one or more professional certifications or designations or other credentials from an accredited educational institution that the Securities Exchange Commission (“SEC”) has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

Category I ___	The undersigned is a natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of the Investment Company Act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of that Act;

Category J ___	The undersigned is an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under the section 203(l) or (m) of the Investment Advisers Act;

Category K ___	The undersigned is a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

Category L ___	The undersigned is a “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

Category M ___	The undersigned is a “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

Category N ___	The undersigned is a “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

Category O ___	The undersigned is an entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

Category P ___	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

(3)	Representations and Warranties of Investor

The undersigned individual, corporate officer or authorized person represents and warrants to the Company, as or on behalf of the undersigned, that (a) the information in the Note Purchase Agreement and Questionnaire is true, complete and accurate and may be relied upon by the Company; and (b) the undersigned will notify the Company immediately of any material change in such information occurring prior to the acceptance of undersigned’s receipt of the Note Securities. The undersigned understands that the representations contained in this Questionnaire are made hereby primarily for the purpose of qualifying the undersigned as an Accredited Investor. The undersigned hereby further represents and warrants that the information furnished in this Questionnaire is true and correct in all respects and that all documents attached by the undersigned to this Questionnaire are complete and correct as of the date hereof. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

[Remainder of page intentionally left blank]

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Individual

Date: ______________________
Name of Individual
(Please type or print)

Signature of Individual

Partnership, Corporation or
Other Entity

Date: ______________________
Print or Type Entity Name

By: Name:
Print or Type Name

Title:

Signature